This presentation of Recursion Pharmaceuticals, Inc. (“Recursion,” “we,” “us,” or “our”) and any accompanying discussion contain statements that are not historical facts may be considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the impact of the acceptance of the fifth milestone by Sanofi on future developments and potential treatments; the impact of FAP trial on the Recursion OS and other clinical and preclinical programs; financial position, cash runway, and ability to reduce our cash expense; our ability to use AI to translate complex science into medicines faster and better; Recursion’s OS industrializing first- and best-in-class drug discovery; our ability to industrialize clinical development and the effect of doing so on clinical trial outcomes; the occurrence or realization of potential milestones and their potential timing or amounts; current and future preclinical and clinical studies, including timelines for enrollment in studies, data readouts, progression toward IND- enabling and other potential studies, and engagement with the FDA; advancements of and other decisions regarding our pipeline, partnerships, and data strategies; the potential size of the market opportunity for our drug candidates; outcomes and benefits from licenses, partnerships and collaborations, including option exercises by partners; the initiation, timing, progress, results, and cost of our research and development programs; advancements of our Recursion OS; and many others. Other important factors and information are contained in Recursion’s most recent Annual Report on Form 10-K, and the Company’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which can be accessed at https://ir.recursion.com, or www.sec.gov. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. Recursion does not undertake any obligation to update any forward- looking statement, whether as a result of new information, future events or otherwise. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the company’s own internal estimates and research. While the company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third- party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the company believes its own internal research is reliable, such research has not been verified by any independent source. Information contained in, or that can be accessed through our website is not a part of and is not incorporated into this presentation. Cross-trial or cross-candidate comparisons against other clinical trials and other drug candidates are not based on head-to-head studies and are presented for informational purposes; comparisons are based on publicly available information for other clinical trials and other drug candidates. Any non-Recursion logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Important Information 2

The first AI-native end-to-end platform, from insight through the clinic Precision Design Novel Biological Discoveries Next-Gen Clinical Development Bilingual teams & culture: fluent in science and AI Purpose-built models with integrated compute Proprietary, multimodal data at industrial scale Recursion: Translating full stack AI platform advantage into value Medicines that matter

Recursion: Progress, by the numbers

CLINICAL DEVELOPMENT ~5	Wholly owned[1]	✓ **REC-4881: FIRST AI-enabled clinical proof-of-concept with potential for first-in-class for FAP**
DISCOVERY ~15	Partnered	✓ **>$500M in upfront & milestones achieved** • >$300M in potential milestones + tiered royalties per program[2]
	Wholly owned	• Several high value opportunities

The first AI-native end-to-end platform, from idea through the clinic

$754 million in YE 2025 cash[3], providing expected runway into early 2028[4]

1. Includes preclinical programs that are expected to enter the clinic within the next 18 months
2. Milestones: Potential Roche and Genentech and Sanofi milestones per small molecule program. Royalties: Recursion is eligible for tiered royalties up to high single digits (Roche and Genentech) and up to double digits (Sanofi)
3. Cash, cash equivalents and restricted cash as of December 31, 2025
4. Runway guidance includes risk-adjusted cash inflows from partnerships

4

Recursion

Recursion OS: An AI-native, full stack platform for drug discovery and clinical development



Biology to Insight
Insight to Molecule
Molecule to Patient
Transcriptomics Data Foundation Model
Patient Data & Causal Models
Phenomics Data & Foundation Model
Automation & Agentic Orchestration
In Silico Binding Affinity – Frontier Models
Target Validation
Virtual Cell
Physics-based Models
ML Property Prediction
Generative Chemistry
Automation & Agentic Orchestration
Automated Testing
Synthesis Aware Design
Causal AI Patient Selection & RWD
Automation & Agentic Orchestration
AI-powered Recruitment
Clinical Trial Design

5

Recursion

How we will create impact – with focus and discipline 6 Translate insights ➔ proof points ➔ new medicines Focused innovation, grounded in clear impact Empower exceptional, bilingual teams to deliver impact with humanity Pair bold ambition with disciplined execution 1 2 3

Recursion – Momentum with discipline

1



Translate insights ➔ proof points ➔ new medicines

Where we're going

Advancing clinical validation

- REC-4881 – optimize dosing schedule & FDA-aligned registrational study plan
- ~5 programs advancing with defined go/no-go gates

Delivering differentiated programs with partners

- Advance assets to late-discovery value inflection milestones
- Translate biology maps into new discovery programs

Recent wins

✓ **REC-4881: First AI-enabled clinical proof-of-concept**

- Durable and meaningful polyp reduction with class-consistent safety

✓ **Sanofi: 5th program milestone payment achieved**

- AI-designed molecules advancing against historically challenging targets

7

Recursion

Recursion – Momentum with discipline



2

Focused innovation, grounded in clear impact

Where we're going

Mature, actionable portfolio of high-quality targets

- Integrate omics and patient data with purpose-built models

Generative drug design at scale

- Next-gen models and agentic systems for design

AI-powered Clinical Development at scale

- Increased automation and in silico trial design and execution

Recent wins

✓ **Precision AI-molecule design delivering differentiated assets**

- ~90% fewer compounds synthesized and 2x faster candidate advancement vs industry

✓ **Roche and Genentech: First-in-class CRISPR phenomap**

- Whole genome human neuronal and microglial biology maps

✓ **ClinTech: Contextualized FAP efficacy signal**

- High quality registry + AI-enabled RWE strengthened interpretation of single-arm data

8

Recursion

Recursion – Momentum with discipline

3


WE
LEARN
WE
DELIVER

Pair bold ambition with disciplined execution

Where we're going

Relentless capital discipline

- Portfolio decisions anchored in automated Target Product Profiles
- Objective, data-driven go/no-go gates
- Platform investment tied directly to measurable impact

Operational leverage at scale

- Deploy AI agents to compress timelines and reduce cost
- Embed automation across workflows

Recent wins

✓ **~35% reduction (~$200M) in pro forma operating expenses** YoY

- Driven by sharper portfolio focus, G&A optimization, improved platform efficiency

✓ **Runway extended to early 2028**

9

Recursion

Wholly Owned Clinical Pipeline Translate insights ➔ proof points ➔ new medicines

Wholly owned pipeline: Translating insight into proof

Differentiation powered by the Recursion OS — from biology to design to clinical development

	Target	Disease Indication	Late Discovery	Preclinical	Phase 1/2	Phase 3	Potential Milestone
REC-4881	MEK1/2	Familial adenomatous polyposis (FAP)					*Initiate FDA engagement – 1H26*
REC-617	CDK7	Advanced solid tumors					*Combination data – 1H27*
REC-1245	RBM39	Biomarker-enriched solid tumors & lymphoma					*Ph 1/2 data – 1H26*
REC-3565	MALT1	B-cell malignancies					*Ph 1 data – 1H27*
REC-4539	LSD1	Solid tumors & hematology oncology					*Ph 1 trial start – 1H26*
REC-7735	PI3Kα H1047R	Solid tumors (incl. HR+ breast cancer)					*Go/no-go decision – 2H26*[1]
REC-102	ENPP1	Hypophosphatasia (HPP)					*Go/no-go decision – 2H26*[1]

1. Data-driven decision for potential Phase 1 initiation

11

Recursion

Platform value: Realized across portfolio

Illustrative



MEK1/2
RBM39
CDK7
ENPP1
MALT1
LSD1
PI3Kα H1047R
Late Discovery
Early Discovery
Partnered Discovery
Novel Biological Discovery
Phenomics
Transcriptomics
Patient Connectivity & Other
Precision Design
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
Next-gen Clinical Development
Causal AI & RWD
AI-powered Recruitment
Trial Design
To be utilized as programs advance and at partner discretion

Recursion

12

Platform value #1: Platform-derived novel biological insight

Illustrative


MEK1/2
RBM39
CDK7
ENPP1
MALT1
LSD1
PI3Kα H1047R
Late Discovery
Early Discovery
Partnered Discovery
Novel Biological Discovery
Phenomics
Transcriptomics
Patient Connectivity & Other
Precision Design
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
Next-gen Clinical Development
Causal AI & RWD
AI-powered Recruitment
Trial Design
To be utilized as programs advance and at partner discretion

Recursion

13

Platform value #1: Platform-derived novel biological insight

	REC-4881 | MEK1/2 Familial adenomatous polyposis (FAP)	**REC-1245 | RBM39** Solid tumors & lymphoma
Why it matters	• Significant unmet need, **no approved pharmacotherapies** • **>50,000 addressable patients**	• **Synthetic-lethal vulnerability** in genomically unstable cancers • **>100,000 addressable patients**
RXRX differentiation	• Phenomics uncovered **MEK1/2 inhibition as a novel MOA that rescues APC-deficient cells**	• Phenomics discovered **novel MOA in "undruggable" space (CDK12)**
Progress	• **Clinical POC** with durable polyp burden reduction and safety profile in line with class	• **Ph 1 monotherapy** dose escalation ongoing
Next steps	• Initiate FDA engagement on registrational path in **1H26** • Expanding population to 18+ and optimizing dose	• Early Ph 1 update on safety and PK monotherapy expected **1H26**

Addressable patient populations estimate based on annual US+EU5 and currently identified indications

14

Recursion

Platform value #2: Emerging biology, optimized programs

Illustrative



MEK1/2
RBM39
CDK7
ENPP1
MALT1
LSD1
PI3Kα H1047R
Late Discovery
Early Discovery
Partnered Discovery
Novel Biological Discovery
Phenomics
Transcriptomics
Patient Connectivity & Other
Precision Design
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
Next-gen Clinical Development
Causal AI & RWD
AI-powered Recruitment
Trial Design
To be utilized as programs advance and at partner discretion

Recursion

15

Platform value #2: Emerging biology, optimized programs

Preclinical
Clinical

	REC-617 | CDK7 Solid tumors	**REC-102 | ENPP1** Hypophosphatasia (HPP)
Why it matters	• **Central master regulator** of transcription and tumor cell cycle control • **~150,000 addressable patients**	• Severe lifelong disease; need for oral disease-modifying therapy • **>7,800 addressable patients**[2]
RXRX differentiation	• OS-guided design for **optimized PK/PD, wider therapeutic index** • **Causal AI-enabled patient stratification** to inform combo strategy	• AI-driven generative design for oral, selective, potent molecule **suitable for chronic dosing** • **Fragment screening** to enhance **metalloenzyme selectivity**
Progress	• Ph 1 monotherapy dose escalation complete, **MTD selected**	• **IND enabling studies** ongoing
Next steps	• Early Phase 1 safety and PK combo[1] data expected **1H27**	• Go/no-go decision on Phase 1 initiation expected **2H26**

Addressable patient populations estimate based on annual US+EU5 and currently identified indications
1. Platinum resistant high grade serous ovarian cancer (PR-HGSOC) with REC-617 in combination with standard of care (bevacizumab and paclitaxel or pegylated liposomal doxorubicin)
2. Estimated prevalence ranges of mild-moderate HPP based on ALPL gene variants of a European population

16

Recursion

Platform value #3: Validated biology, optimized programs

Illustrative



MEK1/2
RBM39
CDK7
ENPP1
MALT1
LSD1
PI3Kα H1047R
Late Discovery
Early Discovery
Partnered Discovery
Novel Biological Discovery
Phenomics
Transcriptomics
Patient Connectivity & Other
Precision Design
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
Next-gen Clinical Development
Causal AI & RWD
AI-powered Recruitment
Trial Design
To be utilized as programs advance and at partner discretion

17

Recursion

Platform value #3: Validated biology, optimized programs 18 Preclinical Clinical REC-1245 | RBM39, Solid tumors & lymphoma1 Why it matters: • Synthetic-lethal vulnerability in genomically unstable cancers • ~100,000+ addressable patients RXRX Differentiation: Phenomics discovered novel MOA in “undruggable” space (CDK12) Progress: Ph 1 monotherapy dose escalation ongoing Next steps: Early Ph 1 update on safety and PK monotherapy expected 1H26 REC-3565 | MALT1 B-cell malignancies • Validated B-cell driver; combinations limited by tolerability • ~41,000 addressable patients • OS-guided design for lower UGT1A1/off-targets, potential for safer combinations • Ph 1 monotherapy dose escalation ongoing • Early Ph 1 update on safety and PK monotherapy expected 1H27 REC-7735 | PI3K⍺ H1047R Solid tumors • Common oncogenic mutation linked to resistance and relapse • >21,000 addressable patients • OS-guided design for mutation- selective design to spare WT PI3K⍺ and improve tolerability • IND enabling studies ongoing • Go/no-go decision on Phase 1 initiation expected 2H26 Addressable patient populations estimate based on annual US+EU5 and currently identified indications REC-4539 | LSD1 Solid tumors and heme oncology • Epigenetic regulator across solid/heme cancers; toxicity limited prior agents • ~45,000 addressable patients • OS-guided design for reversible, CNS-penetrant to improve safety profile (e.g. thrombocytopenia) • Ph 1 monotherapy dose escalation start up • Early Ph 1 update on safety and PK monotherapy expected 2H27 Preclinical Clinical Why it matters RXRX differentiation Progress Next steps

REC-4881 Translate insights ➔ proof points ➔ new medicines

Data Cutoff Date: 2025-11-25

Safety & efficacy: Rapid reductions in polyp burden with 4mg dose of REC-4881 and safety profile consistent with class effects


% change from baseline in total polyp burden at Week 13/EOT
(12 weeks on therapy)
REC-4881 4mg
% change from baseline
50
0
-50
-100
33%
32%1
-11%
-20%2
-37%
-48%
-50%
-59%
-69%
-70%
-82%

Percent (%) change from baseline calculates the change between post-resection value from screening visit to the pre-resection value at Week 13/EOT visit. Subjects with absolute value of 0 at baseline are not displayed.

On Treatment Phase | Week 13

75% evaluable patients responded

- **Polyp burden reduction[3]: 43% median**

Summary of Adverse Events

Safety profile **consistent with MEK1/2 inhibition**

- **18 TRAE events with majority Grade 1/2**:
  - E.g., Dermatitis acneiform, CPK increases, rash, diarrhea, LVEF decrease
- **Low rates of Grade 3 TRAEs (n=3)**
- **No Grade 4/5 events**
- **Discontinuations (n=4)[4]**

Note: Polyp burden defined as the sum of all diameters of polyps in the GI

1. Following the March data cut, a quality review identified suboptimal bowel preparation at baseline. To ensure an accurate, like-for-like assessment, polyp burden was re-evaluated using video review restricted to the clean distal LGI segments matched to the same anatomical regions at Weeks 13 and 25
2. Patient reached W25 but did not perform W25 Assessment
3. Efficacy Evaluable Population (n=12): Defined as all participants who have measurable disease (non-zero polyp burden) at end of baseline endoscopy, received at least 75% of study drug, and have at least one post-baseline on study endoscopic assessment. One patient was efficacy evaluable after completion of W25 assessment but did not complete W13 assessment, baseline measurement carried forward for W13 assessment per SAP for missing data. Therefore, this patient contributed 0% polyp burden reduction at W13 and not shown in figure.
4. Discontinuations: Grade 1 (n=1): 1 diarrhea, Grade 2 (n=3): 1 retinopathy, 1 rash, 1 hypertension

Note: N of 12 patients were efficacy evaluable, 1 patient missed Week 13 assessment

20

Recursion.

Data Cutoff Date: 2025-11-25

Durability: Durable reductions in polyp burden maintained with 4mg dose of REC-4881


% change from baseline in total polyp burden at Week 25
(12 weeks off therapy)
REC-4881 4mg dose level
% change from baseline
250
200
50
0
-50
-100
233%1
36%
-11%
-38%
-39%
-53%
-58%
-60%
-64%
-66%
-81%

Percent (%) change from baseline calculates the change between post-resection value from screening visit to the pre-resection value at Week 25/EOT visit.

Off Treatment Phase | Week 25

- **82% of evaluable patients responded**
- **73% achieved durable ≥30% reductions**
- **Polyp burden reduction: 53% median**

Note: Polyp burden defined as the sum of all diameters of polyps in the GI

1. Following the March data cut, a quality review identified suboptimal bowel preparation at baseline. To ensure an accurate, like-for-like assessment, polyp burden was re-evaluated using video review restricted to the clean distal LGI segments matched to the same anatomical regions at Weeks 13 and 25
2. Patient reached W25 but did not perform W25 Assessment
3. Efficacy Evaluable Population (n=12): Defined as all participants who have measurable disease (non-zero polyp burden) at end of baseline endoscopy, received at least 75% of study drug, and have at least one post-baseline on study endoscopic assessment. One patient was efficacy evaluable after completion of W25 assessment but did not complete W13 assessment, baseline measurement carried forward for W13 assessment per SAP for missing data. Therefore, this patient contributed 0% polyp burden reduction at W13 and not shown in figure.

21

Recursion

REC-4881 (MEK1/2): First clinical validation of Recursion's platform – disease with no approved pharmacotherapies

Insight

Biological insight: **MEK1/2 inhibition** identified as a **unique mechanism for FAP**

Proof points

Clinical proof: **Rapid and durable polyp burden reduction** with adverse events consistent with MEK inhibitors

New medicines

What's next: Initiate FDA engagement in **1H26** to align on registrational study design

Enrollment of **18+ cohort underway,** dose optimization efforts advancing

Additional clinical data expected in **1H27**

22

Recursion

REC-7735 Translate insights ➔ proof points ➔ new medicines

REC-7735: PI3Kα H1047R mutant selective inhibitor designed to improve therapeutic index

Unmet need

- **>21,000**[1] patients with H1047R-mutant solid tumors
- **Current PI3Kα inhibitors are constrained** by:
  - Hyperglycemia and metabolic toxicity
  - Dose interruptions and reductions
  - Limited treatment duration

Thesis & differentiation based on preclinical data

- **>100x mutant selectivity** vs WT PI3Kα, minimizing risk for AEs
- Potential for **superior efficacy and synergistic effect in combination** with SOC
- **Limited to no impact on hyperglycemia markers**

Recursion approach

- AI-powered precision design to **optimize selectivity** and **limit** metabolic liabilities such as **hyperglycemia**
- **242 novel compounds synthesized** from first novel hit to REC-7735

Program Status

- IND enabling studies ongoing
- Go/no-go decision **2H26**

1. Addressable patient populations estimate based on annual US+EU5 and currently identified indications

24

Recursion.

AI-enabled structure-guided design in a novel binding pocket

Proprietary structural insight	AI-enabled design	Novel, tractable space


orthosteric
Not selective
allosteric,
H1047R-selective
allosteric
WT-sparing

- Pocket was **unknown**
- **Molecular dynamics simulations** to explore protein flexibility, **revealing a novel pocket**



- Generative 3D evolution targeting novel interactions and **synthetic feasibility**


LogD
Molecular Weight
5
4
3
2
1
0
-1
350
400
450
500
550
600
650

- Rapid design cycles exploring potency and ADMET space
- Highly novel, low MW & logD series with **good potency and exquisite selectivity**

From 1st novel hit to REC-7735:
242 compounds synthesized – 13 cycles – 10 months

Recursion

Demonstrates activity in preclinical model and potential combination approach with SoC[1]

Dose-dependent tumor regression[2]



% tumor growth
% tumor regression
100
50
0
-50
-100
****
Doses in mg/kg
QD - Alpelisib & STX
BID - REC-7735
Control
50
100
6.25
18.75
37.5
75
Alpelisib
STX
REC-7735

- A separate preclinical study[3] also showed improved tumor regression with lower dose REC-7735 against high-dose capivasertib

Outperforms & synergizes SoC[1,4]
Fulvestrant (SERD) ± abemaciclib (CDK4/6i) combo



% tumor growth
% tumor regression
150
100
50
0
-50
-100
Vehicle
Mono
REC-7735
Combo
REC-7735
Fulvestrant
Combo
REC-7735
Fulvestrant + Abemaciclib
****
ns
**
Dosing in mg/kg
BID: REC
QW: Fulvestrant
QD: Abemaciclib
REC-7735: -
6.25
18.75
+ Fulvestrant
+ Fulvestrant & Abemaciclib

1. Fulvestrant (SERD) alone and or in combination with Abemaciclib (CDK4/6i) is used in HR+/HER2- advanced or metastatic breast cancer.
2. In vivo CDX Model using T47D (PI3Kα H1047R mutant) cell line. n=10 mice per group. Data represents tumor growth inhibition and regression after 14 days of dosing. Pharmacokinetic (plasma and tumor) and pharmacodynamic (tumor pAKT) data were consistent with the observed tumor growth inhibition and regression.
3. In vivo CDX Model using T47D (PI3Ka H1047R mutant) cell line. n=8 mice per group. REC-7735 (18.75mg/kg BID) achieved average tumor regression of -57%, Capivasertib (100mg/kg BID) achieved tumor regression of -11%.
4. In vivo CDX Model using T47D (PI3Kα H1047R mutant) cell line. n=8 mice per group. Data represents tumor growth inhibition and regression after 14 days of dosing.

26

Recursion

Limited/no impact on hyperglycemia markers in naïve or obese, diabetic animal models

No increase in hyperglycemia markers in naive WT mice[1]



Plasma Insulin [ng/ml]
15
10
5
0
****
****
Vehicle
50
Alpelisib
100
STX
37.5
150
REC-7735

Avoids hyperglycemia and metabolic liability at efficacious exposure in obese, diabetic rats[2]

	Vehicle	Alpelisib[3] 8.25 mg/kg	Alpelisib[3] 25 mg/kg	STX-478[3] 33.3 mg/kg	STX-478[3] 100 mg/kg	REC-7735[3] 100 mg/kg	REC-7735[3] 300 mg/kg
Blood Glucose [mmol/L]	8.4	18.8	24.1	14.3	20.8	7.8	10.9
Plasma Insulin [ng/ml]	10.0	20.7	19.2	13.1	14.8	9.0	9.5
Serum C-Peptide [ng/ml]	16.2	25.2	21.6	19.5	19.8	15.2	16.1
L-Lactate [µmol/L]	5470	5041	3748	5223	4294	5418	4674
Ketone Bodies [mM]	0.1	0.1	2.3	0.1	0.8	0.2	0.1
Body Weight Change[4]	+3%	-3%	-13%	-3%	-21%	+3%	+1%

Compared to vehicle ns p<0.05 p<0.01

Note: Doses represented as mg/kg

1. In vivo naive wild-type, non-tumor bearing mice. n=6 mice per group. Data represents plasma insulin after 5 days of dosing. To note, plasma glucose and serum C-peptide, an inflammation marker, showed similar trends.
2. Heat map represents significant difference from vehicle based on average value of N=3 rats per treatment over 3 days of administration (green = ns, amber: p<0.05, red: p<0.01)
3. Alpelisib: 8.25mg/kg sub-efficacious dose, 25mg/kg approaching efficacious dose; STX-478: 33.3 mg/kg efficacious dose, 100mg/kg supra efficacious dose; REC-7735: 100mg/kg efficacious dose, 300mg/kg supra efficacious dose
4. Change in body weight between baseline and final measurement at day 5

27
Recursion

Potential to expand the treatable population through improved therapeutic index

Current PI3Kα inhibitors (SoC)

~11,000
of HR+, HER2- BC population

Tolerability-driven limitations:

65-85%	Experienced hyperglycemia[1,2]
66-69%	Dose interruption[1,2]
14-55%	Dose reduction[1,2]
3-6 mos	Real-world median time to discontinuation[3]

REC-7735 expansion opportunity through improved therapeutic index

>21,000
Across HER2+ BC, TNBC, colorectal, endometrial & uterine, and ovarian

If tolerability improves:

- Broader patient eligibility
- Longer treatment duration
- Expanded combination potential

Clinical validation of improved tolerability required to confirm expansion thesis

1. ITOVEBI FDA Label
2. PIQRAY FDA Label; Narayan P et al. *Clin Cancer Res* (2021) 27 (7): 1842–1849
3. Cross-sectional, Kaplan-Meier analysis of a large administrative health insurance database, calculating time from first exposure to discontinuation for currently approved PI3K inhibitors; median time to discontinuation suggests 50% continue with treatment in this timeframe

28

Recursion

REC-7735 (PI3K⍺ H1047Ri): Precision designed molecule aimed at achieving better outcomes 29 Biological insight: High selectivity for H1047R mutant PI3K⍺ over WT to reduce dose-limiting hyperglycemia What’s next: Go/no-go decision for Phase 1 in 2H26 Preclinical proof: Significant tumor regressions with no hyperglycemia compared to clinically approved agents in animal models Insight Proof points New medicines

Translate insights ➔ proof points ➔ new medicines Partnered Discovery

Power of Recursion OS in advancing partnered drug discovery


Illustrative
Partnered Discovery
Biology to Insight
Insight to Molecule
Molecule to Patient
Phenomics
Transcriptomics
Patient Connectivity & Other
Molecular Design
3D Protein & Atomistic Models
Automated Chem, Bio, & ADMET
Causal AI & RWD
AI-powered Recruitment
Trial Design
Discovering Novel Biology
Precision Design
Targeted Patient

>$500 million

in total cash inflows
achieved across all our partnerships and collaborations

Select progress-based milestones achieved:

- Sanofi ($4m) – I&I 1 – 3Q23
- Sanofi ($11m) – I&I 2 – 3Q24
- Sanofi ($4m) – Oncology 1 – 3Q24
- Roche and Genentech ($30m) – Neuron genetics map – 3Q24
- Sanofi ($7m) – I&I 3 – 2Q25
- Roche and Genentech ($30m) – Microglia genetics map – 4Q25
- Sanofi ($4m) – Oncology 2 – 1Q26

>$300M in potential milestones + tiered royalties per small-molecule program[1]

1. Milestones: Potential Roche and Genentech and Sanofi milestones per small molecule program. Royalties: Recursion is eligible for tiered royalties up to high single digits (Roche and Genentech) and up to double digits (Sanofi)

31
Recursion

Challenging targets Differentiated, potentially best-in- class and first-in-class molecules Programs aim to address specific unmet clinical needs not served by current SoC 5 advanced lead packages delivered by Recursion accepted by Sanofi to date $34M in milestones to date, in addition to $100M upfront Potential for later stage discovery milestones over next 18 months Fifth milestone with Sanofi: Advancing a joint portfolio of differentiated molecules for challenging targets in I&I and oncology 32 Indication Most Recent Milestone Achieved I&I 1 $4M – 3Q 23 I&I 2 $11M – 3Q 24 I&I 3 $7M – 2Q 25 Oncology 1 $4M – 3Q 24 Oncology 2 $4M – 1Q 26 Multiple early discovery projects Advanced Lead Development Candidate Partnership Highlights

Sanofi: Advancing differentiated, potential best-in-class molecules in oncology and I&I

Biology to Insight
- Phenomics
- Transcriptomics
- Patient Connectivity & Other

Insight to Molecule
- Molecular Design
- 3D Protein & Atomistic Models
- Automated Chem, Bio, & ADMET

Molecule to Patient
- Causal AI & RWD
- AI-powered Recruitment
- Trial Design



Adaptable and scalable platform delivering novel chemical matter against **difficult and diverse protein targets**

Active learning to **overcome data poor project challenges** and **synthesize molecules efficiently**

5

Program milestones achieved to date

Next steps:
Advance programs to **lead optimization and development-candidate milestones**

33

Recursion

Recursion OS Platform Focused innovation, grounded in clear impact

Recursion OS: Translating complex biological signals into actionable insights


Biology to Insight
Transcriptomics Data Foundation Model
Patient Data & Causal Models
Phenomics Data & Foundation Model
Automation & Agentic Orchestration
Virtual Cell
In Silico Binding Affinity – Frontier Models
Target Validation

- **>50 petabytes of high-quality multimodal data -** proprietary and publicly available data (wet and dry lab)
- **State of the art foundation models**
  - **~1.9B-parameter phenomics** foundation model
  - **~394M-parameter transcriptomics** foundation model
  - Virtual cell efforts ongoing
- **10+ biology maps created** for partnered and internal discovery to fuel insights across the pipeline

35

Recursion

Recursion OS: Precision molecular design to deliver higher-quality drug candidates to the clinic


Insight to Molecule
Physics-based Models
Generative Chemistry
Synthesis Aware Design
Automated Testing
ML Property Prediction
Automation & Agentic Orchestration

- **100 million+ molecules** generated using synthetically aware design per year
- **~90% AI-generated, scored, and prioritized** – all patentable
- **~330 compounds synthesized** to an advanced candidate **in ~17 months** (on average)[1]
- **>10 development** candidates designed across programs

1. Compared to industry average of over 2,500 compounds and 42 months

36
Recursion

Recursion OS: Designed to improve trial efficiency, patient access, and probability of clinical success


Molecule to Patient
Causal AI Patient Selection & RWD
Automation & Agentic Orchestration
Clinical Trial Design
AI-powered Recruitment

Real-World Scale:

- ~300M real-world lives accessible through integrated data partnerships

Clinical Execution Improvements (Early Results):

- 10–40% increase in eligible patient population
- **~1.3–1.6×** improvement in enrollment rates
- Site & country selection reduced from months to hours
- Study startup reductions of up to 3 months

Precision & Evidence Integration:

- Causal AI-driven patient selection deployed across programs
- Natural history and EHR analyses contextualizing trial results with RWD

37

Recursion

38 Leveraging real-time data and advanced analytics to select high quality sites for programs Ovarian cancer patients post platinum chemotherapy failure 1,083 patients diagnosed with ovarian cancer at site 300+ million global patient lives Patients diagnosed with ovarian cancer 33 patients within site eligible for trial 1 0 0 0 s o f p a ti e n ts a t s it e 10 prior ovarian cancer trials 1 competing trial Site-level intelligence

Financials

Extended cash runway to deliver on upcoming milestones 40 1. Cash, cash equivalents and restricted cash 2. Cash operating expense—defined as net cash used in operating activities less partnership inflows and transaction costs—is a non-GAAP financial measure. See Appendix for reconciliation of non-GAAP financial measures. • Expected 2026 cash operating expense2 of <$390 million 2025 partnership inflows: highlights 2025 cash1 and expense update Reiterating cash operating expense guidance • $754 million in cash1 as of December 31, 2025 • 2025 cash operating expense2 of $399 million: 10% below guidance and a ~35% reduction year-over-year • Total partnership inflows >$500 million • $30 million milestone from Roche for microglia map • $7 million milestone payment from Sanofi for I&I program Expected cash runway into early 2028, without additional financing

Looking ahead

Expected upcoming milestones

2026 and 2027 pipeline and partnership catalysts

Translate insights ➔ proof points ➔ new medicines

1H 2026

- ☐ **REC-4881 (MEK1/2i)** Initial engagement with FDA
- ☐ **REC-1245 (RBM39 degrader)** Mono - early safety and PK

2H 2026

- ☐ **Go/no-go decision**[1]
  REC-7735 (PI3Kα H1047Ri)
  REC-102 (ENPP1i)

1H 2027

- ☐ **REC-4881 (MEK1/2i)** Additional clinical data
- ☐ **REC-617 (CDK7i)** Combo - early safety and PK
- ☐ **REC-3565 (MALT1i)** Mono - early safety and PK

2H 2027

- ☐ **REC-4539 (LSD1i)** Mono - Early safety and PK

Partner catalysts – 2026 & 2027

- ☐ **Later-stage discovery milestones**
- ☐ Advancing **maps to early-stage programs**
- ☐ Anticipated multiple **new project initiations**

Focused innovation, grounded in clear impact

- **Biology foundation models** and patient data enabling scalable, **high-quality target discovery**
- **Generative AI design at scale** (next-gen models and agentic systems)
- **Clinical Development AI at scale**

Pair bold ambition with disciplined execution

- **$754M in YE 2025 cash[2] with expected runway into early 2028[3]**
- **Expected 2026 cash operating expense[4] of <$390 million**

1. Data-driven decision for potential Phase 1 initiation
2. Cash, cash equivalents and restricted cash as of December 31, 2025
3. Runway guidance includes risk-adjusted cash inflows from partnerships
4. Cash operating expense—defined as net cash used in operating activities less partnership inflows and transaction costs—is a non-GAAP financial measure. See Appendix for reconciliation of non-GAAP financial measures.

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43 THANK YOU

Non-GAAP Financial Measures To supplement our financial statements prepared in accordance with U.S. GAAP, we monitor and consider operating cash burn, which is a non-GAAP financial measure. We define operating cash expense as the net cash used in operating activities, excluding non-ordinary course transaction costs and partnership cash inflows. This non-GAAP financial measure is not based on any standardized methodology prescribed by U.S. GAAP and is not necessarily comparable to similarly- titled measures presented by other companies. We believe operating cash expense to be a liquidity measure that provides useful information to management and investors about the amount of cash consumed by the operations of the business. A limitation of using this non-U.S. GAAP measure is that operating cash expense does not represent the total change in cash and cash equivalents for the period because it excludes cash provided by or used for other investing and financing activities. We account for this limitation by providing information about our capital expenditures and other investing and financing activities in the statements of cash flows in our financial statements. Additionally, we reconciled operating cash burn below to net cash used in operating activities, the most directly comparable U.S. GAAP financial measure. In addition, it is important to note that other companies, including companies in our industry, may not use operating cash expense, may calculate operating cash expense in a different manner than we do or may use other financial measures to evaluate their performance, all of which could reduce the usefulness of operating cash expense as a comparative measure. Because of these limitations, operating cash burn should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with U.S. GAAP. Appendix 44